SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                             FORM 8-K

                          CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                   Date of report: August 3, 2004
                  (Date of earliest event report)

                   American Capital Holdings, Inc.
     -------------------------------------------------------
     (Exact name of Registrant as specified in its charter)

        Florida                            65-0895564
 --------------------------------     -------------------
 (State or other jurisdiction            (IRS Employer
  of incorporation)                   Identification No.)

                             000-50776
                       ---------------------
                       (Commission File No.)


              100 Village Square Crossing Suite 202
                    Palm Beach Gardens, FL 33410
                           561-207-6395
 --------------------------------------------------------------
 (Address and Telephone Number of Principal Executive Offices)



 -------------------------------------------------------------
 (Former name or former address, if changed since last report)



                      Barney A. Richmond
             100 Village Square Crossing Suite 202
                   Palm Beach Gardens, FL 33410
                          561-207-6395
   -----------------------------------------------------------
   (Name, Address and Telephone Number of Agent for Service)


INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events.



                           AMERICAN CAPITAL HOLDINGS CORP.
                             100 Village Square Crossing
                            Palm Beach Gardens, FL  33410





                                CORPORATE RESOLUTION


The Board of Directors has passed the following resolution:

A motion was made and passed on July 30, 2004, that the Company is deemed not to be engaged in the business of investing, reinvesting, owning, holding or trading in securities during a period of time not to exceed one year.

Whereas, the Company does not exceed 40 per centum of the value of such issuer's total assets (exclusive of Government securities and cash items) on an unconsolidated basis.

The Company's operations have been in the past and are currently engaged primarily in other businesses other than that of investing, reinvesting, owning, holding or trading in securities.

The Company is an Operating Company as defined under the 1934 Act.



Signed:  /s/ Barney A. Richmond                  Date:     7/30/2004
         ________________________                     ________________
         Barney A. Richmond
         President and Chairman of the
         Board of Directors


Signed:  /s/ Richard C. Turner                   Date:     7/30/2004
         ________________________                     ________________
         Richard C. Turner
         Treasurer and Director


Signed:  /s/ Harry M. Timmons                    Date:     7/30/2004
         ________________________                     ________________
         Harry M. Timmons
         Director



Signed:  /s/ David J. Panaia                     Date:     7/30/2004
         ________________________                     ________________
         David J. Panaia
         Director



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


American Capital Holdings, Inc.
(Registrant)



Date: August 3, 2004

/s/ Barney A. Richmond

Barney A. Richmond
President